FORM OF CONVERTIBLE NOTE

_______________

THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE NOTE

PN- ______, 2011

$______ Irvine, California

1. Principal. For value received, Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation ("Company"), hereby promises to pay to the order of ________________ ("Payee"), whose address is as set forth below, or such other address as the holder of this Convertible Note (this "Note") may designate in writing, the principal sum of $__________. This Note is part of an offering of Convertible Promissory Notes and associated warrants being made by the Company (the "Offering") and the other purchasers of Notes in such Offering are referred to as the "Other Payees" and all the Notes issued in such Offering, including this Note are referred to as the "Notes".

2. Interest; Subordination.

(i) This Note shall bear interest at a rate per annum of 10% of the original principal value of this Note, which interest shall accrue and be payable quarterly in arrears on January 1, April 1, July 1 and October 1.

(ii) As of September 15, 2011, the Company owes approximately $13.5 million to its current senior secured lender, WB QT, LLC (the "Senior Debt Amount"). This Note is subordinated in all respects to the outstanding Senior Debt Amount and is an unsecured obligation of the Company.

3. Maturity. Subject to the conversion provision set forth in Section 4 hereof, the principal of this Note shall be due and payable in full on the earlier of (i) the first anniversary of the date hereof and (ii) the date the Company issues any securities in an offering registered under the Securities Act of 1933, as amended, with the United States Securities and Exchange Commission (the "Maturity Date"); provided, however, in the event that the net proceeds received by the Company from such registered offering are insufficient to repay the sum of (A) the Senior Debt Amount and (B) the amount owed under this Note due to the fact that the Company did not have a sufficient number of shares of Common Stock available for issuance in such registered offering, then the Company shall use its best efforts to obtain stockholder approval for an increase of its authorized shares of Common Stock and the Maturity Date shall be the earlier of (i) one (1) year following the date of issuance of this Note and (ii) ninety (90) days following the closing of the registered offering. In the event that the Maturity Date occurs before a full six months of interest has been paid on this Note, an additional amount so that the total interest paid on this Note shall equal six months interest on this Note shall be due and payable on such Maturity Date. In the event the Company fails to pay any obligations outstanding under this Note on the Maturity Date or if prior to the Maturity Date the Senior Debt Amount has been repaid in full and any portion of this Note remains outstanding, the Company shall grant to the holder of this Note and the holders of the other Convertible Notes issued in the Offering, collectively and not individually, a security interest on substantially all of the Company's assets and pledge the Company ownership interest in its subsidiaries to secure such outstanding obligations and shall enter into a security agreement in a form reasonably satisfactory to the Placement Agent and its counsel to evidence such security interest and pledge. Any such security interest and pledge will be junior to any Senior Debt Amount that remains outstanding at such time.

4. Conversion.

(i) Optional Conversion. To the extent outstanding, up to the original principal amount of this Note may be converted in whole or in part at the option of the Payee at any time after the issuance date hereof, and prior to prepayment of the Note by the Company or the Maturity Date, into shares of the Company's common stock, $0.02 par value (the "Common Stock"), at a conversion price (the "Conversion Price") equal to $_______per share.

(ii) Mechanics of Conversion. Upon conversion of any portion of this Note, Payee shall surrender this Note, duly endorsed, together with the Payee's duly executed form of subscription attached hereto as Exhibit A at the principal offices of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to Payee a legended certificate for the number of shares of Common Stock to which Payee is entitled upon such conversion, together with any cash or a check payable to Payee for any amounts payable as described in Section 4(iii) below and a new Note evidencing the unconverted principal balance of the Note. Upon conversion of any portion of this Note into Common Stock, the Company will be forever released from all its obligations and liabilities under the converted portion of this Note, including without limitation the obligation to pay the principal amount that is so converted.

(iii) Fractional Shares. No fractional shares of capital stock shall be issued upon conversion of this Note. In lieu of any fractional share to which Payee would otherwise be entitled, the Company shall pay to Payee the amount of the outstanding principal balance that is not so converted, such payment to be in cash or by check.

(iv) No Rights as Stockholder. Payee understands that Payee shall not have any of the rights of a stockholder with respect to the shares of Common Stock issuable upon conversion of any principal of this Note, until such principal is converted into capital stock of the Company as provided herein.

(v) Conversion Limitation. The Payee may not convert the principal of this Note in amounts that would result in the sum of (i) the number of shares of Common Stock beneficially owned by the Payee and its affiliates on such conversion date, and (ii) the number of shares of Common Stock issuable upon the conversion of such principal amount with respect to which the determination of this Section 4(v) is being made on such conversion date resulting in beneficial ownership by the Payee and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company. For the purposes of this Section 4(v), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Payee shall not be limited to successive conversions which would result in the aggregate issuance of more than 4.99% (the "Maximum Percentage"). By written notice to the Company, the Payee may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Payee. The Payee may allocate which of the equity of the Company deemed beneficially owned by the Payee shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

(vi) Legend. The Payee understands that the Common Stock issuable upon conversion of this Note will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and may not be sold, pledged, assigned or transferred and must be held indefinitely in the absence of (i) an effective registration statement under the 1933 Act and applicable state securities laws with respect thereto or (ii) an opinion of counsel satisfactory to the Company that such registration is not required. The stock certificates for the Common Stock issuable upon conversion of this Note shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAWS, COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

The Payee consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein.

5. Prepayment. Subject to the conversion provision set forth in Section 4 above, all payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the Payee hereof may from time to time designate in writing to the Company. The Company shall have the right to prepay in cash all or any portion of the principal hereof at any time prior to maturity for an amount equal to the sum of (a) the principal so prepaid and (b) in the event such prepayment occurs prior to the six-month anniversary of the issuance hereof, any additional amount necessary so that no less than six (6) months of interest shall have been paid hereon. The Company must provide the Payee at least ten (10) days advance written notice prior to exercising its prepayment rights under this Section 5. Such notice shall state the portion of the principal hereof that the Company intends to prepay. The Payee shall have the right to convert this Note in whole or in part in accordance with Section 4 during such ten (10) day notice period.

6. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 6:

(i) Splits and Subdivisions. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock into a greater number of shares, then, as of such record date (or the date of such split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased.

(ii) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the Conversion Price shall be appropriately increased.

(iii) Reclassification or Reorganization. If the shares of Common Stock issuable upon the conversion of this Note shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a split or subdivision provided for in Section 6(i) above or a combination of shares provided for in Section 6(ii) above), then and in each such event the Payee shall be entitled to receive upon the conversion of this Note the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Common Stock issuable upon the conversion of this Note would have received if this Note had been converted immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

7. Default. The Payee shall have the right upon the occurrence of any of the following events to declare an event of default and elect to accelerate the amount owing hereunder (individually, an "Event of Default" and collectively, "Events of Default"):

      the termination of existence of the Company, whether by dissolution or otherwise, or the appointment of a receiver or custodian for the Company or any part of its property if such appointment is not terminated or dismissed within thirty (30) days;

      the institution against the Company of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within sixty (60) days of filing;

      the commencement by the Company of any voluntary proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally;

      the failure to pay interest on the Note in accordance with Section 2 hereunder within three (3) business days of when due; or

(v) an assignment by the Company for the benefit of its creditors or an admission in writing by the Company of its inability to pay its debts as they become due.

8. Cumulative Rights. No delay on the part of Payee in the exercise of any power or right under this Note shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the Payee of any right or remedy for the payment hereof shall not constitute any election by the Payee of remedies so as to preclude the exercise of any other remedy available to the Payee.

9. Waivers. Except as otherwise set forth in this Note, the Company, for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection.

10. Modifications in Writing. No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by the Company and Payee, and then only to the extent therein specifically set forth.

11. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during the normal business hours of the recipient, if not, then on the next business day; (iii) one (1) business day after deposit with a nationally recognized overnight courier designating next business day delivery; or (iv) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All communications shall be sent to the address or facsimile number as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

12. Entire Agreement; Severability. This Note constitutes the full and entire understanding, promise and agreement between the Company and Payee with respect to the subject matter hereof, and it supersedes, merges and renders void every other prior written and/or oral understanding, promise or agreement between the Company and Payee. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note, the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms, and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that replaces the excluded provision and that most nearly effects the parties' intent in entering into this Note.

THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

13. Governing Law. This Note is being executed and delivered and is intended to be performed, in the State of Delaware, and the laws of such state shall govern the construction, validity, enforcement and interpretation hereof, except to the extent federal laws otherwise govern the validity, construction, enforcement and interpretation hereof.

14. Headings. The headings of the paragraphs of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

15. Successors and Assigns. All of the promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not; provided, however, that the Company may not, without the prior written consent of Payee, assign any rights, duties, or obligations under this Note.

16. Counterparts. This instrument may be executed in counterparts and delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date first set forth above.

COMPANY: QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
By:
	Name: Title: Address: Fax No.:	_____________ ________________ _________________ _________________ _________________

ACKNOWLEDGED AND AGREED:
PAYEE:
Acknowledgement contained in the Omnibus Signature Page in the Subscription Agreement
Name: Address:

[Signature Page - Convertible Note]

EXHIBIT A CONVERTIBLE NOTE

FORM OF SUBSCRIPTION

(To be signed only on conversion of Convertible Note)

To: QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

The undersigned, pursuant to the provisions set forth in the attached Convertible Note, hereby irrevocably elects to convert $_________ of the principal balance of such Convertible Note into ________ shares of the Common Stock of the Company.

Please issue a certificate or certificates representing ________ shares of Common Stock in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

The undersigned represents that the undersigned is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws. The undersigned further represents that the aforesaid conversion complies with Section 4(v) of the Convertible Note.

(Signature must conform in all respects to name of the Payee as specified on the face of the Convertible Note)

(Print Name)

(Address)

Dated: